GMG
GOLDEN MATRIX GROUP

YOU CAN BET ON US

Q2 2025

INVESTOR PRESENTATION

meridianbet EXPANSE R KINGS COMPETITIONS GMAG Classics mexplay

Forward Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused there by and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavourably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and future periodic reports on Form10-K and Form 10-Q. These reports are available at www.sec.gov.

Forward Looking Statements

The forward-looking statements included in this Presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this Presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Financial Measures

Adjusted EBITDA or AEBITDA, Net Debt and Net Debt Leverage, which are discussed in this Presentation, are "non-GAAP financial measures" presented as a supplemental measure of the Company's performance. Adjusted EBITDA, Net Debt and Net Debt Leverage are not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income before interest expense, interest income, taxes, depreciation and amortization, and also excludes stock-based compensation expense and restructuring costs. Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as net debt as of the balance sheet date divided by annualized adjusted EBITDA for the quarter then ended. We believe that using Net Debt and Net Debt Leverage Ratio is useful to investors in determining our leverage ratio since we could choose to use cash and cash equivalents to retire debt. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various non-cash items during the period. Adjusted EBITDA, Net Debt and Net Debt Leverage are not recognized in accordance with GAAP, are unaudited, and have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of the Company's results as reported under GAAP. Some of these limitations are: Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect changes in, or cash requirements for, working capital needs; Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA, Net Debt and Net Debt Leverage do not reflect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA, Net Debt and Net Debt Leverage differently than the Company does, limiting their usefulness as a comparative measure.

The Company's presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non-recurring items. For more information on these non-GAAP financial measures, please see the section titled "Reconciliation of Net Income to Adjusted Earnings excluding Interest Expense, Interest Income, Depreciation Expense, Amortization Expense, Stock-based Compensation Expense and Restructuring Costs" and "Reconciliation of Net Debt and Leverage Calculation", included at the end of this Presentation.

YOY Comparisons of Revenues generated in the individual subsidiaries are based on each subsidiaries isolated performance and in the case of the legacy subsidiaries the annual comparisons include entire 12-month revenues even though Q1 revenues for the legacy business were not included in the 2024 10-K due to the Meridian Group reverse merger and as a result Meridian becoming the accounting acquirer.

WHERE OUR REVENUE COMES FROM

Six Gaming Brands. Zero Overlap. Pure Synergy.

GMG – Golden Matrix Group
25+ Markets
Six Verticals
Unified Strategy

Meridianbet
Online and Retail Sports Betting and iGaming | B2B+B2C | 18 Markets

GMAG
Casino Platform & Aggregator | B2B | Asia

Mexplay
Online Betting and iGaming Operator | B2C | Mexico

Classics
Loyalty & Subscriptions | B2C | Australia

Expanse
iGaming Development Studio | B2B | 1,000+ Partners

RKings
Prize Competitions | B2C | UK & Ireland

Six Businesses. **Zero** Competition. **Pure** Synergy.

Built Like a Portfolio. Runs Like a Platform

Expansion
25+ Regulated Markets

Owned Technology
20 Years Robust

Six Category Leaders - One Stock

We Never Compete With Ourselves

Meridianbet: Balkans + Africa Market Leader, Brazilian market entrant
RKings: A Top UK Raffle Business
Mexplay: Online Provider in Mexico
GMAG: Asia B2B Infrastructure
Expanse: 1000+ B2B Partners
Classics: Australian Loyalty King

Antifragile by Design

We Make Money in Every Scenario

Bull Market - B2C explodes + B2B grows
Regulations Change - Our Moat Widens
Digital Shift - Tech Infrastructure Ready
Retail Resilience with 700+ Locations
New Markets - M&A Model as a Revenue Catalyst
Downturn - Geographic hedge + Raffles thrive

Rare Trinity: Profitable + Growing + Protected

The Moat That Compounds

20 Years Profitable
25+ Markets
1000+ B2B Partners
Robust Tech Stack
Strong Cash Flow
0% Overlap

Efficient
Lean Operations

Capital Discipline
Self-Funded Growth

Network Effects + Cross-Selling + Shared Tech

Comprehensive Platform: We Create, We Distribute, We Operate, We Own

We're Not in the Gaming Business. We ARE the Gaming Business

Scaling a Global Growth Story

From Strong Foundations to Global Scale


$151.12
$150
$100
$93.00
$74.93
$60.37
$45.18
$38.81
$40.68
50
$31.47
$25.98
35
20
5
$0
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
Revenue (USD Millions)

Note: Figures prior to April 9, 2024, represent Meridianbet Group results only. From April 9, 2024, onward, results reflect the combined company following Golden Matrix Group's acquisition of Meridianbet, with Meridianbet treated as the accounting acquirer under U.S. GAAP

From Startup to Global Platform in eight Years

Disciplined M&A Creating Unmatched Geographic and Vertical Diversification

2016	2021	2022	2024
GMG	GMAG; R KINGS COMPETITIONS; OTCMarkets	mexplay; Nasdaq	meridianbet; Classics
Entry into Gaming Market	GMAG acquisition (Asia expansion) RKings acquisition (UK market entry) OTCQX uplisting	Mexplay acquisition (LatAm entry) NASDAQ Main Market listing	Meridianbet + Expanse merger Brazil permanent license US B2B launch Classics for a Cause acquisition

Nine Years | Six Strategic Acquisitions | 25+ Markets | One Unified Platform

Financial Highlights

Q2 – Strong Performance Across Key Metrics

Continued Momentum in Financial and Operational Execution

Revenue

$43.25M ↑10% YoY

Organic Growth

5% Rate +5% YoY

Gross Profit

$24.38M Margin: 56.4%
+1.4 pp improvement

Cash Position

$22.14M

Net Debt Leverage

1.5x

Sustained Revenue Growth

Strong Year-over-Year Growth Momentum Driven by Both Organic Expansion and Strategic Synergies


$50
$40
$30
$20
$10
$0
$39.4M
+10%
$43.2M
Q2 2024
Q2 2025

Revenue grew 10% to 43.2M


Revenue Growth
10%

Margin Expansion Driving Profitability

Consistent Gross Profit Growth


$40
$30
$20
$10
$0
+12.4%
$21.69M
$24.38M
Q2 2024
Q2 2025


Gross Margin
56.4%
(+1.4pp YoY)

Gross profit grew 12.4% YoY to $24.38M, with gross margin expanding to 56.4%

Scaling Revenue with Expanding Margins

Consistent Growth in Core Financial Metrics


Revenue
Gross Profit
$50
$40
$30
$20
$10
55.1%
54.6%
58.9%
56.6%
56.4%
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

Balance Sheet Strength & Strategic Deleveraging

Strategic Debt Elimination

Shareholder Equity

+36%

Shareholder equity of the Company grew 36% QoQ to $121 million, reinforced by founder confidence through strategic debt-to-equity conversion.

Cash on Hand

$22.1M

As of June 30, the Company held $22.1M in cash after prepaying $9.6M in convertible debt - a strategic move to remove dilution risk and protect shareholder value.

Net Debt Leverage

1.5x

The Company is rapidly reducing debt, lowering net debt by approximately 24% (-$8.5M) compared to Q1 2025, reinforcing a strong deleveraging trajectory.

AEBITDA

$3.5M

Maintained positive EBITDA while investing heavily in expansion – including U.S. and Brazil market entry – reflecting disciplined cost control while scaling.

Operational Overview

Meridianbet: The Growth Engine Accelerates

Double- and Triple-Digit Growth Across Key Metrics

Operational Highlights

- Revenue grew 16% YoY to $29.2M, with online revenue up 20%, contributing to the growth
- Online casino GGR surged 29%, supported by 2,500+ new games added to platform
- Active users expanded 15% with strong engagement metrics across all verticals
- New registrations up +124% and first deposits +165% reflecting successful market expansion
- Average Revenue Per User (ARPU) improvements: Sports +28% QoQ, Casino turnover per player +50% QoQ

Strategic Milestones

Brazil operations

- Successfully launched with strong early traction

Product innovation

- Deployed the latest updates to our AI-powered personalization and loyalty systems
- Sports recommender V2 - latest iteration of our proven AI technology
- Expanded loyalty platform with cross-venue integration capabilities
- Upgraded live streaming with additional capabilities and content partnerships

Technology Advancement

- Proprietary platform enhancements driving retention and monetization

Record-Breaking Quarter for Expanse Studios

Exceptional YoY Growth in User Base and Engagement

Operational Highlights

- Players grew 449% YoY, reaching 490K+ unique users
- Pay-in and GGR surged 344% and 557% respectively, driven by flagship and crash games
- Revenue jumped 652%, marking Expanse's most successful quarter to date, with game spins up 273%, confirming sharp growth in engagement

Strategic Milestones

- 1,000th B2B partner site reached — a key global distribution milestone
- Secured iGaming certification for Brazil and Peru
- Thirteen active U.S. partnerships in social casino segment
- Launched Gate of Olympia — new flagship title
- Secured licences in Croatia and Romania

EXPANSE STUDIOS

RKings: Optimizing for Profitability and Scale

Strategic Transformation Driving Improved Unit Economics

Operational Highlights

- Gross profit after marketing rose $291K QoQ, highlighting improved cost discipline and stronger monetization per player
- Marketing ROI increased and delivered immediate bottom-line impact
- Strategic optimization phase focused on profitability over top-line growth
- Customer quality metrics improved with more targeted acquisition approach
- Active player base remains highly engaged with strong retention rates

R KINGS COMPETITIONS

Strategic Milestones

- Marketing overhaul completed: New specialist team and systems now operational
- Efficiency-first approach: Reduced CAC while maintaining player quality
- Growth — ready Q3: Infrastructure and team positioned for efficient scaling

Classics: High-Margin, Accretive Addition to the Portfolio

First Quarter Fully Consolidated:
Strong Gross Margins And Positive Post - Marketing Contribution

Operational / Financial Highlights

- Revenue: $2.03M
- Gross profit: $1.31M → 64.5% GP margin
- $523k marketing investment in Q2 to accelerate user acquisition & brand scale

High-margin, cash-generative raffle model that is immediately accretive to group profitability while we invest to scale the brand.

GMAG: Resetting for Higher-Margin Growth

Strategic Shift Toward Product Diversification

Operational Highlights (Q2 2025)

- Revenue held at $3.6M as the company shifted away from lower-margin clients, sharpening focus on sustainable, high-value accounts
- Gross profit margin strengthened, with COGS down 23% YoY to $2.5M, reflecting disciplined cost management
- Upgraded aggregator platform with high-margin integrations and AI-powered automation
- Building momentum with premium B2B partners and next-gen multi-vertical products

The revenue reset is a strategic move to secure higher margins and stronger, long-term partnerships.

GMAG

Updated FY 2025 Revenue Guidance

Full-Year Revenue Expected In The Range Of $185m–$188m, Reflecting 22%–24% Growth Over 2024



$200
$150
$100
$50
$0
$151M
$188M
+ 24%
FY 2024A
FY 2025E

Non-GAAP financial measures and Non-GAAP Reconciliations

In addition to Financial Measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: • interest income and expense, • income taxes, and • depreciation and amortization. • Adjusted EBITDA, further excludes: • stock-based compensation • restructuring costs	• Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. • Used by management to assess performance and effectiveness of our business strategies. • Provides a measure, among others, used in the determination of incentive compensation for management.
Organic Revenue	Organic Revenue includes MeridianBet Group, GMAG and RKings for FY 2024. It excludes the August 2024 acquisition of CFAC from both periods.	• Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. • Used by management to assess performance and effectiveness of our business strategies.

Appendix 1 – Key Financial Metrics (Unaudited)

Amounts In Millions, Except Per Share Data — Q2 2025 Vs Q2 2024

	Q2 2025	Q2 2024	Y/Y Change
Revenue	$43.2	$39.4	$3.8
Gross profit	$24.4	$21.7	$2.7
Gross Margin	56%	55%	135.1 bps
Net Income (loss)	$(3.7)	-	$(3.7)
EPS	$(0.03)	-	$(0.03)
Adjusted EBITDA	$3.4	$5.4	$(2.0)
Adjusted EBITDA Margin	8%	14%	-579.6 bps

Appendix 2 – Reconciliation of GAAP to Organic Revenue (Unaudited)

Organic Revenue In Thousands Excludes Contributions From Newly Acquired Entities

	Q2 2025	Q2 2024	Y/Y Change
GAAP Revenue	$43,245	$39,415	+$3,830
(-) Acquired Entity Revenue	$2,030	-	-
Organic Revenue	$41,215	$39,415	+5%

Appendix 3 - Net Debt Leverage

Debt	$48,806,502
Less: cash and cash equivalents	$22,136,319
Net Debt	$26,670,183
Divided by: annualized adjusted EBITDA	$18,122,578
Net debt leverage ratio	1.5x

Appendix 4 - Stand-Alone Q2 2025 Income Statement (Unaudited)

Golden Matrix Group, Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited

	Q2 2025	Q2 2024
Revenues	$43,245,368	$39,415,242
Cost of goods sold	$(18,868,349)	$(17,729,700)
Gross Profit	$ 24,377,019	$21,685,542
Operating expenses, Selling, general and administrative expenses	$26,681,869	$21,560,430
Income (loss) from operations	$(2,304,850)	$125,112
Other income (expense):		
Interest expense	$(1,481,669)	$(32,484)
Interest earned	$16,884	$69,666
Foreign exchange loss/gain	$(63,455)	$(131,458)
Other Income	$591,576	$509,759
Total other income (loss)	$(936,664)	$415,483
Net income (loss) before tax	$(3,241,514)	$540,595
Provision for income taxes	$490,377	$524,969
Net income (loss)	$(3,731,891)	$15,626

Appendix 4 - Stand-Alone Q2 2025 Income Statement (Unaudited)

Golden Matrix Group, Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited

	Q2 2025	Q2 2024
Less: Net income (loss) attributable to noncontrolling interest	$(147,546)	$(49,299)
Net income (loss) attributable to GMGI	$(3,584,345)	$64,925
Weighted average ordinary shares outstanding:		
Basic	$137,968,429	$120,582,719
Diluted	$137,968,429	$128,455,184
Net income (loss) per ordinary share attributable to GMGI:		
Basic	$(0.03)	$0.00
Diluted	$(0.03)	$0.00
Net income (loss)	$(3,731,891)	$15,626
Foreign currency translation adjustments	$4,198,530	$(301,263)
Comprehensive income (loss)	$466,639	$(285,637)
Less: Net income (loss) attributable to noncontrolling interest	$(147,546)	$(49,299)
Comprehensive income (loss) attributable to GMGI	$614,185	$(236,338)